UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2007

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	000-28506	98-043-9758
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 14, 2007, the Company issued a press release concerning the listing of its securities on the New York Stock Exchange and the termination of its listing on the NASDAQ Global Select Market.  The Company commenced trading on the New York Stock Exchange on April 11, 2007.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated into this Item 3.01 by reference except for the second and third paragraphs, which contain quoted remarks.

Item 9.01.     Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.    Description

99.1         Press Release dated March 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                GENCO SHIPPING & TRADING LIMITED

                DATE:  September 10, 2007

                /s/ John C. Wobensmith
                John C. Wobensmith
                Chief Financial Officer, Secretary and Treasurer
            (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.    Description

99.1         Press Release dated March 14, 2007.